Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events
Subsequent Events

Note 27 – Subsequent Events

On October 31, 2016, Sutherland merged with and into a subsidiary of ZAIS Financial Corp. (“ZAIS Financial”), with ZAIS Financial surviving the merger and changing its name to Sutherland Asset Management Corporation (the “Combined Company”). In connection with the merger, the Combined Company issued 25,870,420 shares of common stock to existing Sutherland common stockholders and 2,288,663 OP units to existing Sutherland OP unit holders. Additionally, as previously announced, ZAIS Financial completed a tender offer, purchasing 4,185,478 shares of common stock from existing ZAIS Financial stockholders at a purchase price of $15.37 per share. Former Sutherland stockholders hold approximately 86% of the Combined Company’s stockholders’ equity as a result of the merger, with continuing ZAIS Financial stockholders holding approximately 14% of the Combined Company’s stockholders’ equity, on a fully diluted basis.

The Company has determined that the assets acquired in the merger transaction qualify as a business and as such the merger transaction will be treated as a business combination within the scope of ASC 805, with SLD as the acquirer and ZFC as the acquiree.

On October 11, 2016 the Company announced the declaration of a quarterly cash dividend of $0.30 per share of common stock and OP unit for the quarter ended September 30, 2016 to common stockholders and OP unit holders of record as of October 14, 2016. The dividend was paid on October 25, 2016.

In addition, on October 31, 2016, the Company redeemed all of its 12.5% Series A Cumulative Non-Voting Preferred Stock outstanding for an aggregate redemption price of $0.1 million, including all accrued and unpaid dividends through the redemption date.